Exploration and evaluation assets	12 Months Ended
Dec. 31, 2021
Exploration And Evaluation Assets [Abstract]
Exploration and evaluation assets

9. Exploration and evaluation assets

During Q1 2021, the Company acquired a 100% interest in Galiano Gold Mali Exploration SARL ("Galiano Mali") from a subsidiary of Barrick Gold Corporation for total cash consideration of $1.5 million. Galiano Mali holds exploration licenses (no stated mineral reserves or resources) on the Senegal Mali Shear Zone located in Mali, West Africa. The concessions cover over 167km2.

As a result of this transaction, the Company recognized a $1.6 million exploration and evaluation asset as at December 31, 2021, which includes $0.1 million of acquisition-related costs.

During the year ended December 31, 2021, the Company incurred $0.6 million of exploration and evaluation expenditures on the Mali properties (year ended December 31, 2020 - nil).